SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 6, 1998
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                           Paging Partners Corporation
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             (Exact name of registrant as specified in its charter)

     Delaware                       1-13002                22-3281446
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   (State or other                (Commission             (IRS Employer
   jurisdiction of                File Number)          Identification No.)
   incorporation)

             Freehold Office Plaza
            4249 Route 9N, Bldg. 2,
              Freehold, New Jersey                            07728
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      (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: 732-409-7088
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          (Former name or former address, if changed since last report)

                           Exhibit Index is on page 3


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Item 5. Other Events.

      On November 6, 1998, the Company entered into an Agreement and Plan of Merger, dated as of November 6, 1998 (the "Merger Agreement"), with BAP Acquisition Corporation ("BAP"), pursuant to which a newly created wholly-owned subsidiary of the Company will merge with and into BAP (the "Merger"). Pursuant to the terms of the Merger Agreement, each share of common stock of BAP will be converted into the right to receive 88.92076 shares of common stock of the Company, subject to certain adjustments. Following the Merger, the current stockholders of BAP will own approximately 58.5% of the then outstanding shares of the Company's common stock and BAP will be a wholly-owned subsidiary of the Company.

      To date, BAP has conducted no operations other than in connection with an Asset Purchase Agreement, dated as of July 2, 1998, to purchase substantially all of the assets of the paging business of Bell Atlantic (the "Bell Atlantic Acquisition"). Pursuant to the Merger Agreement, the Company will transfer all or substantially all of its assets to BAP immediately following the Merger.

      The consummation of the Merger is subject to certain closing conditions, including but not limited to: (i) approval by the Company's stockholders of the Merger and related transactions, (ii) obtaining all requisite approvals and consents, including consents from the FCC and other regulatory bodies and (iii) the consummation of the Bell Atlantic Acquisition. The Company anticipates consummating the Merger during the first quarter of fiscal 1999.


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Item 7. Financial Statements and Exhibits.

Exhibit No.                            Name                                Page
-----------                            ----                                ----

10.1 Merger Agreement, dated as of November 6, 1998, by and among Paging Partners Corporation, Paging
                   Partners Merger Corporation and BAP Acquisition
                   Corp.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Paging Partners Corporation
                                                       (Registrant)


Date: November 12, 1998                         /s/ Jeffrey M. Bachrach
                                                --------------------------------
                                                By: Jeffrey M. Bachrach
                                                Title: Vice President and
                                                       Principal Financial and
                                                       Accounting Officer


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